Exhibit 99.1 Digital Asset Investment Report Q1 2020 grayscale.coDigital Asset Investment Report Q1 2020 grayscale.co

Q1 | 2020

Digital Asset Investment Report

GRAYSCALE

Digital Asset Investment Report

TOTAL AUM[1]

$2.2B

First Quarter of 2020 ("1Q20") Highlights[2]

- Total Investment into Grayscale Products: **$503.7 million**
- Average Weekly Investment – All Products: **$38.7 million**
- Average Weekly Investment – Grayscale Bitcoin Trust: **$29.9 million**
- Average Weekly Investment – Grayscale Ethereum Trust: **$8.5 million**
- Average Weekly Investment – Grayscale Products ex Bitcoin Trust[3]: **$8.8 million**
- Majority of investment **(88%)** came from institutional investors, dominated by hedge funds.

Trailing 12-Month ("T12M") Highlights[4]

- Total Investment into Grayscale Products: **$1.07 billion**
- Average Weekly Investment – All Products: **$20.6 million**
- Average Weekly Investment – Grayscale Bitcoin Trust: **$15.7 million**[5]
- Average Weekly Investment – Grayscale Ethereum Trust: **$4.0 million**
- Average Weekly Investment – Grayscale Products ex Bitcoin Trust[6]: **$4.8 million**
- Majority of investment **(79%)** came from institutional investors, dominated by hedge funds.

The Takeaway

Largest Quarterly Raise in Grayscale History: Grayscale raised $503.7 million in 1Q20, nearly double the previous quarterly high of $254.8 million in 3Q19. New investors accounted for $160.1 million in inflows. Grayscale Bitcoin Trust and Grayscale Ethereum Trust both experienced record quarterly inflows of $388.9 million and $110.0 million, respectively.

1. As of March 31, 2020.
2. For the period from January 1, 2020 through March 31, 2020.
3. "Grayscale Products ex Bitcoin Trust" include Grayscale Bitcoin Cash Trust, Grayscale Ethereum Trust, Grayscale Ethereum Classic Trust, Grayscale Horizen Trust, Grayscale Litecoin Trust, Grayscale Stellar Lumens Trust, Grayscale XRP Trust, Grayscale Zcash Trust, and Grayscale Digital Large Cap Fund.
4. For the period from April 1, 2019 through March 31, 2020.
5. Grayscale Bitcoin Trust was periodically closed to new investment throughout 2019.
6. See footnote 3.

©2020 Grayscale Investments, LLC

PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT.
ASSETS UNDER MANAGEMENT (AUM), INFLOWS, TOTAL INVESTMENT AND AVERAGE WEEKLY INVESTMENT ARE CALCULATED USING THE DIGITAL ASSET REFERENCE RATE FOR EACH PRODUCT, WHICH ARE NOT MEASURES CALCULATED IN ACCORDANCE WITH GAAP. SEE NON-GAAP MEASURES FOR MORE INFORMATION. UNLESS OTHERWISE NOTED, ALL FIGURES INCLUDED HEREIN ARE CALCULATED USING NON-GAAP METHODOLOGIES.

2

Q1 | 2020

Digital Asset Investment Report

Billion Dollar Year: For the first time, inflows into Grayscale products over a 12-month period crossed the $1 billion threshold ($1.07 billion), showing strong and sustained evidence that investors are increasing their digital asset exposure at current levels. Cumulative investment across the Grayscale family of products since inception has reached $1.68 billion.[7]

Hedge Fund Investment Gains Steam: 88% of inflows this quarter came from institutional investors, the overwhelming majority of which were hedge funds. The mandate and strategic focus of these funds is broadly mixed and includes Multi-Strat, Global Macro, Arbitrage, Long/Short Equity, Event Driven, and Crypto-focused funds.

Investors Further Diversify: Approximately 38% of investors now have allocations to multiple products within the Grayscale family, up from 29% at the end of 1Q19.

Quarterly Perspective

It's been a rough start to the new decade for nearly all risk assets and currencies as a result of the Coronavirus Pandemic. As the virus gained momentum in March, disrupting markets and economies across the globe, the clear winning trade has been 'long volatility.'

FIGURE 1: **MULTI-ASSET CLASS PERFORMANCE – 1Q20**[8]
DECEMBER 31, 2019 THROUGH MARCH 31, 2020


VIX Index 289%
Zcash (ZEC) 11%
Ethereum Classic (ETC) 10%
Bitcoin Cash (BCH) 7%
COMEX Gold Index 4%
Ethereum (ETH) 2%
Japanese Yen (JPY) 1%
Swiss Franc (CHF) 1%
Bloomberg Barclays Global Bond Index 0%
Euro (EUR) -2%
Chinese Renminbi (RMB) -2%
DJCME Spot FX Index -2%
Singapore Dollar (SGD) -5%
British Pound (GBP) -6%
Litecoin (LTC) -6%
Argentine Peso (ARS) -7%
Canadian Dollar (CAD) -8%
Thai Baht (THB) -8%
Grayscale Digital Large Cap Fund -9%
XRP (XRP) -9%
Stellar Lumens (XLM) -10%
Bitcoin (BTC) -11%
Nasdaq Composite -14%
S&P 500 Index -20%
Russian Ruble (RUB) -20%
MSCI World Index -21%
Brazilian Real (BRL) -23%
MSCI EAFE Index -23%
Bloomberg Commodity Index -24%
MSCI Emerging Markets Index -24%
Horizen (ZEN) -33%

Despite the risk asset drawdown this quarter, Grayscale's assets under management ("AUM") continues towards all-time highs, as does our share of the digital asset market. For context, AUM is a function of both price changes and inflows.

7. Inception date: September 25, 2013.
8. Source: Bloomberg, CoinMarketCap.com, Grayscale. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RETURNS.

©2020 Grayscale Investments, LLC

PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 3

Q1 | 2020 FIGURE 2: GRAYSCALE AUM SINCE INCEPTION SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020 AUM: $2.2B $3,500 Index Grayscale Digital Asset $3,000 Investment AUM Growth (Cumulative) 95,491.6% Report AUM Growth (Annualized) 186.5% $2,500 Standard Deviation (Annualized) 73.6% $2,000 $1,500 $1,000 $500 $0 9 FIGURE 3: GRAYSCALE MARKET SHARE SINCE INCEPTION SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020 Grayscale Bitcoin Trust as % of Circulating Bitcoin Supply 1.80% 1.80% Grayscale AUM as % of Total Digital Asset Market Cap 1.7% Grayscale Bitcoin Trust as % of Circulating Bitcoin Supply 1.60% 1.60% Grayscale AUM as % of Total Digital Asset Market Cap 1.40% 1.40% 1.2% 1.20% 1.20% 1.00% 1.00% 0.80% 0.80% 0.60% 0.60% 0.40% 0.40% 0.20% 0.20% 0.00% 0.00% Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Axis Title Many of our investors view digital assets as a medium to long-term investment opportunity and a core component of their investment portfolios. They are tactically using drawdowns to increase their exposure to the asset class, which they are now doing at the fastest pace in Grayscale history. Quarter-over-quarter inflows more than doubled to $503.7 million, demonstrating demand is reaching new peak levels, even in a “risk-off” environment. 9. Source: CoinMarketCap.com PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 4 ©2020 Grayscale Investments, LLC Market Share (%) AUM Growth ($MM) Market Share (%) Sep-13 Sep-13 Dec-13 Dec-13 Mar-14 Mar-14 Jun-14 Jun-14 Sep-14 Sep-14 Dec-14 Dec-14 Mar-15 Mar-15 Jun-15 Jun-15 Sep-15 Sep-15 Dec-15 Dec-15 Mar-16 Mar-16 Jun-16 Jun-16 Sep-16 Sep-16 Dec-16 Dec-16 Mar-17 Mar-17 Jun-17 Jun-17 Sep-17 Sep-17 Dec-17 Dec-17 Mar-18 Mar-18 Jun-18 Jun-18 Sep-18 Sep-18 Dec-18 Dec-18 Mar-19 Mar-19 Jun-19 Jun-19 Sep-19 Sep-19 Dec-19 Dec-19 Mar-20 Mar-20Q1 | 2020 FIGURE 2: GRAYSCALE AUM SINCE INCEPTION SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020 AUM: $2.2B $3,500 Index Grayscale Digital Asset $3,000 Investment AUM Growth (Cumulative) 95,491.6% Report AUM Growth (Annualized) 186.5% $2,500 Standard Deviation (Annualized) 73.6% $2,000 $1,500 $1,000 $500 $0 9 FIGURE 3: GRAYSCALE MARKET SHARE SINCE INCEPTION SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020 Grayscale Bitcoin Trust as % of Circulating Bitcoin Supply 1.80% 1.80% Grayscale AUM as % of Total Digital Asset Market Cap 1.7% Grayscale Bitcoin Trust as % of Circulating Bitcoin Supply 1.60% 1.60% Grayscale AUM as % of Total Digital Asset Market Cap 1.40% 1.40% 1.2% 1.20% 1.20% 1.00% 1.00% 0.80% 0.80% 0.60% 0.60% 0.40% 0.40% 0.20% 0.20% 0.00% 0.00% Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Axis Title Many of our investors view digital assets as a medium to long-term investment opportunity and a core component of their investment portfolios. They are tactically using drawdowns to increase their exposure to the asset class, which they are now doing at the fastest pace in Grayscale history. Quarter-over-quarter inflows more than doubled to $503.7 million, demonstrating demand is reaching new peak levels, even in a “risk-off” environment. 9. Source: CoinMarketCap.com PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 4 ©2020 Grayscale Investments, LLC Market Share (%) AUM Growth ($MM) Market Share (%) Sep-13 Sep-13 Dec-13 Dec-13 Mar-14 Mar-14 Jun-14 Jun-14 Sep-14 Sep-14 Dec-14 Dec-14 Mar-15 Mar-15 Jun-15 Jun-15 Sep-15 Sep-15 Dec-15 Dec-15 Mar-16 Mar-16 Jun-16 Jun-16 Sep-16 Sep-16 Dec-16 Dec-16 Mar-17 Mar-17 Jun-17 Jun-17 Sep-17 Sep-17 Dec-17 Dec-17 Mar-18 Mar-18 Jun-18 Jun-18 Sep-18 Sep-18 Dec-18 Dec-18 Mar-19 Mar-19 Jun-19 Jun-19 Sep-19 Sep-19 Dec-19 Dec-19 Mar-20 Mar-20

Q1 | 2020 FIGURE 4: GRAYSCALE CUMULATIVE QUARTERLY INFLOWS SINCE INCEPTION SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020 Bitcoin Ethereum XRP Stellar Lumens Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen Digital Asset Investment Report $1,800,000,000 $1,600,000,000 Total: $1.68B Quarter-over-quarter inflows more than $1,400,000,000 doubled to $503.7 million. $1,200,000,000 $1,000,000,000 $800,000,000 $600,000,000 $400,000,000 $200,000,000 $0 Institutional investor demand for Grayscale’s products has continued to gain momentum. With approximately 90% of capital raised coming from institutions since inception, particularly hedge funds, we took a lens to the hedge fund subset, delineating the following groupings and associated percentages: FIGURE 5: GRAYSCALE HEDGE FUND INVESTOR PROFILES BY STRATEGY 5.2% 7.2% 10.8% Multi-Strat Long-Short Equity Crypto 46.1% Risk Arbitrage 11.2% Global Macro Event Driven 19.5% Another noticeable trend explores our individual investor segment. Almost half of the inflows from this group have come in the form of tax-advantaged capital (i.e., 401Ks, IRAs, retirement accounts) since inception (45%), demonstrating a long-term investment orientation. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 5 ©2020 Grayscale Investments, LLC Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20Q1 | 2020 FIGURE 4: GRAYSCALE CUMULATIVE QUARTERLY INFLOWS SINCE INCEPTION SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020 Bitcoin Ethereum XRP Stellar Lumens Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen Digital Asset Investment Report $1,800,000,000 $1,600,000,000 Total: $1.68B Quarter-over-quarter inflows more than $1,400,000,000 doubled to $503.7 million. $1,200,000,000 $1,000,000,000 $800,000,000 $600,000,000 $400,000,000 $200,000,000 $0 Institutional investor demand for Grayscale’s products has continued to gain momentum. With approximately 90% of capital raised coming from institutions since inception, particularly hedge funds, we took a lens to the hedge fund subset, delineating the following groupings and associated percentages: FIGURE 5: GRAYSCALE HEDGE FUND INVESTOR PROFILES BY STRATEGY 5.2% 7.2% 10.8% Multi-Strat Long-Short Equity Crypto 46.1% Risk Arbitrage 11.2% Global Macro Event Driven 19.5% Another noticeable trend explores our individual investor segment. Almost half of the inflows from this group have come in the form of tax-advantaged capital (i.e., 401Ks, IRAs, retirement accounts) since inception (45%), demonstrating a long-term investment orientation. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 5 ©2020 Grayscale Investments, LLC Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20

Q1 | 2020

Digital Asset Investment Report

FIGURE 6: **GRAYSCALE INDIVIDUAL INVESTOR PROFILES**


45%
55%
Non-Tax-Advantaged Accounts
Tax-Advantaged Accounts (i.e. 401Ks, IRAs, retirement accounts)

This reinforces that digital assets aren't just an investment opportunity for a select cohort of investors. Many investors are searching deeper than ever for new, uncorrelated sources of return in a challenging investment environment.

In Figure 7, we show the T12M dollar-denominated inflows to the Grayscale family of investment products as a percentage of AUM. This metric may serve as a proxy for broad-based investment into digital asset markets, which has important implications for future price action. Many investors view large capital inflows relative to asset prices as a fundamental sign of perceived value and potential future price momentum.

FIGURE 7: **GRAYSCALE T12M INFLOWS AS % OF AUM SINCE INCEPTION**
SEPTEMBER 25, 2013 THROUGH MARCH 31, 2020

Index	Grayscale
Max Trailing 12-Month Inflow (% of AUM)	144.9%
Average Trailing 12-Month Inflow (% of AUM)	27.5%
Median Trailing 12-Month Inflow (% of AUM)	18.7%
Current Trailing 12-Month Inflow (% of AUM)	48.8%


Grayscale AUM Growth (% Cumulative In)
Grayscale Drawdowns (%)
Trailing 12-Month Inflows as % of Grayscale AUM
?
150%
125%
100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Drawdowns & Inflows/AUM (%)
400%
300%
200%
100%
0%
-100%
-200%
-300%
Grayscale AUM Growth (% Cumulative In)
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20

©2020 Grayscale Investments, LLC

PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 6

Q1 | 2020 In 1Q20, this metric reached its highest level since 4Q18 – the trough of the current drawdown. While past performance is not an indicator of future returns, large increases in dollar-denominated inflows relative to Grayscale AUM have historically preceded market rallies. Though the number of observations is limited, and the effects may not be immediate, it will be interesting to see how the next cycle plays out to gauge the strength Digital Asset Investment and validity of this signal. Report Consistently, Grayscale investors recognize the benefits of adding digital currency exposure to their portfolios for its diversification benefits. While many of our investors’ initial allocations to the asset class are most often to Bitcoin through an investment in Grayscale Bitcoin Trust or Grayscale Digital Large Cap Fund (~80% Bitcoin), there has been a noticeable uptick in investors further diversifying their allocations within the asset class given the potential to achieve higher risk-adjusted returns. Approximately 38% of investors have now invested in multiple Grayscale products, a significant uptick from 29% in 1Q19. FIGURE 8: GRAYSCALE INVESTOR PROFILE BY PRODUCT MIX – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 38% 40% 36% 36% 35% 33% 29% 30% 25% 20% 15% 10% 5% 0% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Next, we’ll provide our standard series of investment activity analytics for 1Q20 and T12M. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 7 ©2020 Grayscale Investments, LLC Percentage of Investors Allocating to Multiple ProductsQ1 | 2020 In 1Q20, this metric reached its highest level since 4Q18 – the trough of the current drawdown. While past performance is not an indicator of future returns, large increases in dollar-denominated inflows relative to Grayscale AUM have historically preceded market rallies. Though the number of observations is limited, and the effects may not be immediate, it will be interesting to see how the next cycle plays out to gauge the strength Digital Asset Investment and validity of this signal. Report Consistently, Grayscale investors recognize the benefits of adding digital currency exposure to their portfolios for its diversification benefits. While many of our investors’ initial allocations to the asset class are most often to Bitcoin through an investment in Grayscale Bitcoin Trust or Grayscale Digital Large Cap Fund (~80% Bitcoin), there has been a noticeable uptick in investors further diversifying their allocations within the asset class given the potential to achieve higher risk-adjusted returns. Approximately 38% of investors have now invested in multiple Grayscale products, a significant uptick from 29% in 1Q19. FIGURE 8: GRAYSCALE INVESTOR PROFILE BY PRODUCT MIX – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 38% 40% 36% 36% 35% 33% 29% 30% 25% 20% 15% 10% 5% 0% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Next, we’ll provide our standard series of investment activity analytics for 1Q20 and T12M. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 7 ©2020 Grayscale Investments, LLC Percentage of Investors Allocating to Multiple Products

Q1 | 2020 Investment Activity through the Grayscale Lens Grayscale raised $503.7 million in 1Q20, bringing T12M inflows to $1.07 billion. Digital Asset FIGURE 9: GRAYSCALE CUMULATIVE INFLOWS BY PRODUCT – 1Q20 Investment JANUARY 1, 2020 THROUGH MARCH 31, 2020 Report Stellar Lumens Bitcoin Ethereum XRP Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen $600,000,000 Total: $503.7M $500,000,000 $400,000,000 $300,000,000 $200,000,000 $100,000,000 $0 FIGURE 10: GRAYSCALE CUMULATIVE INFLOWS BY PRODUCT – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Bitcoin Ethereum XRP Stellar Lumens Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen $1,200,000,000 $1,200,000,000 Total: $1.07B $1,000,000,000 $1,000,000,000 $800,000,000 $800,000,000 $600 $600 ,000 ,000,000 ,000 $400 $400 ,000 ,000,000 ,000 $200,000,000 $200,000,000 $0 $0 PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 8 ©2020 Grayscale Investments, LLC 07-Apr-19 07-Apr-19 07-Jan-20 14-Apr-19 14-Apr-19 21-Apr-19 21-Apr-19 28-Apr-19 28-Apr-19 05-May-19 05-May-19 14-Jan-20 12-May-19 12-May-19 19 19-May-19 -May-19 26 26-May-19 -May-19 02-Jun-19 02-Jun-19 09-Jun-19 21-Jan-20 09-Jun-19 16-Jun-19 16-Jun-19 23-Jun-19 23-Jun-19 30-Jun-19 30-Jun-19 07 07-Jul-19 -Jul-19 28-Jan-20 14 14-Jul-19 -Jul-19 21 21-Jul-19 -Jul-19 28-Jul-19 28-Jul-19 04-Aug-19 04-Aug-19 04-Feb-20 11-Aug-19 11-Aug-19 18 18-A -Aug ug-19 -19 25 25-A -Aug ug-19 -19 01 01-Sep-19 -Sep-19 11-Feb-20 08 08-Sep-19 -Sep-19 15-Sep-19 15-Sep-19 22-Sep-19 22-Sep-19 29-Sep-19 29-Sep-19 18-Feb-20 06 06-Oct-19 -Oct-19 13 13-Oct-19 -Oct-19 20 20-Oct-19 -Oct-19 27 27-Oct-19 -Oct-19 25-Feb-20 03-Nov-19 03-Nov-19 10-Nov-19 10-Nov-19 17-Nov-19 17-Nov-19 24 24-Nov-19 -Nov-19 03-Mar-20 01 01-Dec-19 -Dec-19 08 08-Dec-19 -Dec-19 15 15-Dec-19 -Dec-19 22-Dec-19 22-Dec-19 10-Mar-20 29-Dec-19 29-Dec-19 05-Jan-20 05-Jan-20 12 12-Jan-20 -Jan-20 19 19-Jan-20 -Jan-20 26 26-Jan-20 -Jan-20 17-Mar-20 02 02-Feb-20 -Feb-20 09-Feb-20 09-Feb-20 16-Feb-20 16-Feb-20 23 23-Feb-20 -Feb-20 24-Mar-20 01 01-Mar-20 -Mar-20 08 08-Mar-20 -Mar-20 15 15-Mar-20 -Mar-20 22- 22-Mar-20 Mar-20 31-Mar-20 29 29-Mar-20 -Mar-20Q1 | 2020 Investment Activity through the Grayscale Lens Grayscale raised $503.7 million in 1Q20, bringing T12M inflows to $1.07 billion. Digital Asset FIGURE 9: GRAYSCALE CUMULATIVE INFLOWS BY PRODUCT – 1Q20 Investment JANUARY 1, 2020 THROUGH MARCH 31, 2020 Report Stellar Lumens Bitcoin Ethereum XRP Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen $600,000,000 Total: $503.7M $500,000,000 $400,000,000 $300,000,000 $200,000,000 $100,000,000 $0 FIGURE 10: GRAYSCALE CUMULATIVE INFLOWS BY PRODUCT – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Bitcoin Ethereum XRP Stellar Lumens Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen $1,200,000,000 $1,200,000,000 Total: $1.07B $1,000,000,000 $1,000,000,000 $800,000,000 $800,000,000 $600 $600 ,000 ,000,000 ,000 $400 $400 ,000 ,000,000 ,000 $200,000,000 $200,000,000 $0 $0 PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 8 ©2020 Grayscale Investments, LLC 07-Apr-19 07-Apr-19 07-Jan-20 14-Apr-19 14-Apr-19 21-Apr-19 21-Apr-19 28-Apr-19 28-Apr-19 05-May-19 05-May-19 14-Jan-20 12-May-19 12-May-19 19 19-May-19 -May-19 26 26-May-19 -May-19 02-Jun-19 02-Jun-19 09-Jun-19 21-Jan-20 09-Jun-19 16-Jun-19 16-Jun-19 23-Jun-19 23-Jun-19 30-Jun-19 30-Jun-19 07 07-Jul-19 -Jul-19 28-Jan-20 14 14-Jul-19 -Jul-19 21 21-Jul-19 -Jul-19 28-Jul-19 28-Jul-19 04-Aug-19 04-Aug-19 04-Feb-20 11-Aug-19 11-Aug-19 18 18-A -Aug ug-19 -19 25 25-A -Aug ug-19 -19 01 01-Sep-19 -Sep-19 11-Feb-20 08 08-Sep-19 -Sep-19 15-Sep-19 15-Sep-19 22-Sep-19 22-Sep-19 29-Sep-19 29-Sep-19 18-Feb-20 06 06-Oct-19 -Oct-19 13 13-Oct-19 -Oct-19 20 20-Oct-19 -Oct-19 27 27-Oct-19 -Oct-19 25-Feb-20 03-Nov-19 03-Nov-19 10-Nov-19 10-Nov-19 17-Nov-19 17-Nov-19 24 24-Nov-19 -Nov-19 03-Mar-20 01 01-Dec-19 -Dec-19 08 08-Dec-19 -Dec-19 15 15-Dec-19 -Dec-19 22-Dec-19 22-Dec-19 10-Mar-20 29-Dec-19 29-Dec-19 05-Jan-20 05-Jan-20 12 12-Jan-20 -Jan-20 19 19-Jan-20 -Jan-20 26 26-Jan-20 -Jan-20 17-Mar-20 02 02-Feb-20 -Feb-20 09-Feb-20 09-Feb-20 16-Feb-20 16-Feb-20 23 23-Feb-20 -Feb-20 24-Mar-20 01 01-Mar-20 -Mar-20 08 08-Mar-20 -Mar-20 15 15-Mar-20 -Mar-20 22- 22-Mar-20 Mar-20 31-Mar-20 29 29-Mar-20 -Mar-20

Q1 | 2020 Average weekly investment across all products in 1Q20 was $38.7 million, while average weekly investment for T12M was $20.6 million. FIGURE 11: GRAYSCALE WEEKLY INFLOWS ALL PRODUCTS – 1Q20 JANUARY 1, 2020 THROUGH MARCH 31, 2020 Digital Asset Investment Bitcoin Ethereum XRP Stellar Lumens Report Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen Total Weekly Average $140,000,000 Average: $38.7M $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 FIGURE 12: GRAYSCALE WEEKLY INFLOWS ALL PRODUCTS – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Bitcoin Ethereum XRP Stellar Lumens Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen Total Weekly Average Average: $20.6M $160,000,000 $140,000,000 $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 *Grayscale Bitcoin Trust was periodically closed to new investment throughout 2019. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 9 ©2020 Grayscale Investments, LLC 07-Apr-19 14-Apr-19 07-Jan-20 21-Apr-19 28-Apr-19 05-May-19 12-May-19 14-Jan-20 19-May-19 26-May-19 02-Jun-19 09-Jun-19 21-Jan-20 16-Jun-19 23-Jun-19 30-Jun-19 07-Jul-19 28-Jan-20 14-Jul-19 21-Jul-19 28-Jul-19 04-Aug-19 04-Feb-20 11-Aug-19 18-Aug-19 25-Aug-19 01-Sep-19 11-Feb-20 08-Sep-19 15-Sep-19 22-Sep-19 29-Sep-19 18-Feb-20 06-Oct-19 13-Oct-19 20-Oct-19 27-Oct-19 25-Feb-20 03-Nov-19 10-Nov-19 17-Nov-19 24-Nov-19 03-Mar-20 01-Dec-19 08-Dec-19 15-Dec-19 22-Dec-19 29-Dec-19 10-Mar-20 05-Jan-20 12-Jan-20 19-Jan-20 26-Jan-20 17-Mar-20 02-Feb-20 09-Feb-20 16-Feb-20 23-Feb-20 24-Mar-20 01-Mar-20 08-Mar-20 15-Mar-20 22-Mar-20 31-Mar-20 29-Mar-20Q1 | 2020 Average weekly investment across all products in 1Q20 was $38.7 million, while average weekly investment for T12M was $20.6 million. FIGURE 11: GRAYSCALE WEEKLY INFLOWS ALL PRODUCTS – 1Q20 JANUARY 1, 2020 THROUGH MARCH 31, 2020 Digital Asset Investment Bitcoin Ethereum XRP Stellar Lumens Report Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen Total Weekly Average $140,000,000 Average: $38.7M $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 FIGURE 12: GRAYSCALE WEEKLY INFLOWS ALL PRODUCTS – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Bitcoin Ethereum XRP Stellar Lumens Ethereum Classic Digital Large Cap Litecoin Zcash Bitcoin Cash Zen Total Weekly Average Average: $20.6M $160,000,000 $140,000,000 $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 *Grayscale Bitcoin Trust was periodically closed to new investment throughout 2019. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 9 ©2020 Grayscale Investments, LLC 07-Apr-19 14-Apr-19 07-Jan-20 21-Apr-19 28-Apr-19 05-May-19 12-May-19 14-Jan-20 19-May-19 26-May-19 02-Jun-19 09-Jun-19 21-Jan-20 16-Jun-19 23-Jun-19 30-Jun-19 07-Jul-19 28-Jan-20 14-Jul-19 21-Jul-19 28-Jul-19 04-Aug-19 04-Feb-20 11-Aug-19 18-Aug-19 25-Aug-19 01-Sep-19 11-Feb-20 08-Sep-19 15-Sep-19 22-Sep-19 29-Sep-19 18-Feb-20 06-Oct-19 13-Oct-19 20-Oct-19 27-Oct-19 25-Feb-20 03-Nov-19 10-Nov-19 17-Nov-19 24-Nov-19 03-Mar-20 01-Dec-19 08-Dec-19 15-Dec-19 22-Dec-19 29-Dec-19 10-Mar-20 05-Jan-20 12-Jan-20 19-Jan-20 26-Jan-20 17-Mar-20 02-Feb-20 09-Feb-20 16-Feb-20 23-Feb-20 24-Mar-20 01-Mar-20 08-Mar-20 15-Mar-20 22-Mar-20 31-Mar-20 29-Mar-20

Q1 | 2020 In 1Q20, inflows to Grayscale Bitcoin Trust hit $388.9 million, the highest level we’ve seen in a single quarter, surpassing the previous high of $193.8 million raised in 4Q19. This brought T12M Grayscale Bitcoin Trust inflows to $818.5 million. FIGURE 13: GRAYSCALE BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – 1Q20 Digital Asset JANUARY 1, 2020 THROUGH MARCH 31, 2020 Investment Report Bitcoin Total: $388.9M $400,000,000 $350,000,000 $300,000,000 $250,000,000 $200,000,000 $150,000,000 $100,000,000 $50,000,000 $0 FIGURE 14: GRAYSCALE BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Bitcoin Total: $818.5M $900,000,000 $800,000,000 $700,000,000 $600,000,000 $500,000,000 $400,000,000 $300,000,000 $200,000,000 $100,000,000 $0 PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 10 ©2020 Grayscale Investments, LLC 07-Apr-19 14-Apr-19 07-Jan-20 21-Apr-19 28-Apr-19 05-May-19 12-May-19 14-Jan-20 19-May-19 26-May-19 02-Jun-19 09-Jun-19 21-Jan-20 16-Jun-19 23-Jun-19 30-Jun-19 07-Jul-19 28-Jan-20 14-Jul-19 21-Jul-19 28-Jul-19 04-Aug-19 04-Feb-20 11-Aug-19 18-Aug-19 25-Aug-19 01-Sep-19 11-Feb-20 08-Sep-19 15-Sep-19 22-Sep-19 29-Sep-19 18-Feb-20 06-Oct-19 13-Oct-19 20-Oct-19 27-Oct-19 25-Feb-20 03-Nov-19 10-Nov-19 17-Nov-19 24-Nov-19 03-Mar-20 01-Dec-19 08-Dec-19 15-Dec-19 22-Dec-19 10-Mar-20 29-Dec-19 05-Jan-20 12-Jan-20 19-Jan-20 26-Jan-20 17-Mar-20 02-Feb-20 09-Feb-20 16-Feb-20 23-Feb-20 24-Mar-20 01-Mar-20 08-Mar-20 15-Mar-20 22-Mar-20 31-Mar-20 29-Mar-20Q1 | 2020 In 1Q20, inflows to Grayscale Bitcoin Trust hit $388.9 million, the highest level we’ve seen in a single quarter, surpassing the previous high of $193.8 million raised in 4Q19. This brought T12M Grayscale Bitcoin Trust inflows to $818.5 million. FIGURE 13: GRAYSCALE BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – 1Q20 Digital Asset JANUARY 1, 2020 THROUGH MARCH 31, 2020 Investment Report Bitcoin Total: $388.9M $400,000,000 $350,000,000 $300,000,000 $250,000,000 $200,000,000 $150,000,000 $100,000,000 $50,000,000 $0 FIGURE 14: GRAYSCALE BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Bitcoin Total: $818.5M $900,000,000 $800,000,000 $700,000,000 $600,000,000 $500,000,000 $400,000,000 $300,000,000 $200,000,000 $100,000,000 $0 PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 10 ©2020 Grayscale Investments, LLC 07-Apr-19 14-Apr-19 07-Jan-20 21-Apr-19 28-Apr-19 05-May-19 12-May-19 14-Jan-20 19-May-19 26-May-19 02-Jun-19 09-Jun-19 21-Jan-20 16-Jun-19 23-Jun-19 30-Jun-19 07-Jul-19 28-Jan-20 14-Jul-19 21-Jul-19 28-Jul-19 04-Aug-19 04-Feb-20 11-Aug-19 18-Aug-19 25-Aug-19 01-Sep-19 11-Feb-20 08-Sep-19 15-Sep-19 22-Sep-19 29-Sep-19 18-Feb-20 06-Oct-19 13-Oct-19 20-Oct-19 27-Oct-19 25-Feb-20 03-Nov-19 10-Nov-19 17-Nov-19 24-Nov-19 03-Mar-20 01-Dec-19 08-Dec-19 15-Dec-19 22-Dec-19 10-Mar-20 29-Dec-19 05-Jan-20 12-Jan-20 19-Jan-20 26-Jan-20 17-Mar-20 02-Feb-20 09-Feb-20 16-Feb-20 23-Feb-20 24-Mar-20 01-Mar-20 08-Mar-20 15-Mar-20 22-Mar-20 31-Mar-20 29-Mar-20

Q1 | 2020 In 1Q20, demand for Grayscale Products ex Bitcoin Trust grew to $114.8 million, up more than 260% from $31.6 million in 4Q19. This was almost entirely driven by inflows to Grayscale Ethereum Trust ($110.0 million), bringing T12M inflows for Grayscale Products ex Bitcoin Trust to $250.1 million. Digital Asset Investment FIGURE 15: GRAYSCALE PRODUCTS EX BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – 1Q20 Report JANUARY 1, 2020 THROUGH MARCH 31, 2020 Other Ethereum $120,000,000 Grayscale Ethereum Trust: $110.0M $100,000,000 Other: $4.8M Total: $114.8M $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 FIGURE 16: GRAYSCALE PRODUCTS EX BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Other Ethereum $300,000,000 Grayscale Ethereum Trust: $205.8M $250,000,000 Other: $44.3M Total: $250.1M $200,000,000 $150,000,000 $100,000,000 $50,000,000 $0 PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 11 ©2020 Grayscale Investments, LLC 07-Apr-19 14-Apr-19 07-Jan-20 21-Apr-19 28-Apr-19 05-May-19 12-May-19 14-Jan-20 19-May-19 26-May-19 02-Jun-19 09-Jun-19 21-Jan-20 16-Jun-19 23-Jun-19 30-Jun-19 07-Jul-19 28-Jan-20 14-Jul-19 21-Jul-19 28-Jul-19 04-Aug-19 04-Feb-20 11-Aug-19 18-Aug-19 25-Aug-19 01-Sep-19 11-Feb-20 08-Sep-19 15-Sep-19 22-Sep-19 29-Sep-19 18-Feb-20 06-Oct-19 13-Oct-19 20-Oct-19 27-Oct-19 25-Feb-20 03-Nov-19 10-Nov-19 17-Nov-19 24-Nov-19 03-Mar-20 01-Dec-19 08-Dec-19 15-Dec-19 22-Dec-19 29-Dec-19 10-Mar-20 05-Jan-20 12-Jan-20 19-Jan-20 26-Jan-20 17-Mar-20 02-Feb-20 09-Feb-20 16-Feb-20 23-Feb-20 24-Mar-20 01-Mar-20 08-Mar-20 15-Mar-20 22-Mar-20 31-Mar-20 29-Mar-20Q1 | 2020 In 1Q20, demand for Grayscale Products ex Bitcoin Trust grew to $114.8 million, up more than 260% from $31.6 million in 4Q19. This was almost entirely driven by inflows to Grayscale Ethereum Trust ($110.0 million), bringing T12M inflows for Grayscale Products ex Bitcoin Trust to $250.1 million. Digital Asset Investment FIGURE 15: GRAYSCALE PRODUCTS EX BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – 1Q20 Report JANUARY 1, 2020 THROUGH MARCH 31, 2020 Other Ethereum $120,000,000 Grayscale Ethereum Trust: $110.0M $100,000,000 Other: $4.8M Total: $114.8M $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 FIGURE 16: GRAYSCALE PRODUCTS EX BITCOIN TRUST CUMULATIVE WEEKLY INFLOWS – T12M APRIL 1, 2019 THROUGH MARCH 31, 2020 Other Ethereum $300,000,000 Grayscale Ethereum Trust: $205.8M $250,000,000 Other: $44.3M Total: $250.1M $200,000,000 $150,000,000 $100,000,000 $50,000,000 $0 PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 11 ©2020 Grayscale Investments, LLC 07-Apr-19 14-Apr-19 07-Jan-20 21-Apr-19 28-Apr-19 05-May-19 12-May-19 14-Jan-20 19-May-19 26-May-19 02-Jun-19 09-Jun-19 21-Jan-20 16-Jun-19 23-Jun-19 30-Jun-19 07-Jul-19 28-Jan-20 14-Jul-19 21-Jul-19 28-Jul-19 04-Aug-19 04-Feb-20 11-Aug-19 18-Aug-19 25-Aug-19 01-Sep-19 11-Feb-20 08-Sep-19 15-Sep-19 22-Sep-19 29-Sep-19 18-Feb-20 06-Oct-19 13-Oct-19 20-Oct-19 27-Oct-19 25-Feb-20 03-Nov-19 10-Nov-19 17-Nov-19 24-Nov-19 03-Mar-20 01-Dec-19 08-Dec-19 15-Dec-19 22-Dec-19 29-Dec-19 10-Mar-20 05-Jan-20 12-Jan-20 19-Jan-20 26-Jan-20 17-Mar-20 02-Feb-20 09-Feb-20 16-Feb-20 23-Feb-20 24-Mar-20 01-Mar-20 08-Mar-20 15-Mar-20 22-Mar-20 31-Mar-20 29-Mar-20

Q1 | 2020 Investor Profiles Institutional investors, primarily hedge funds, continued to be the primary source of invest- ment capital in 1Q20 (88%), with an even higher share than T12M (79%). Digital Asset Investment FIGURE 17: GRAYSCALE INVESTOR PROFILE BY SEGMENT 1Q20 Report 1Q20 VS. T12M T12M 88% 79% 13% 6% 5% 4% 3% 2% Institutional Accredited Retirement Family Investors Individuals Accounts Offices The geographic source of new investment capital this quarter was more heavily weighted to offshore investors, while historically it has been roughly split between U.S. and offshore investors. 1Q20 FIGURE 18: GRAYSCALE INVESTOR PROFILE BY GEOGRAPHY 1Q20 VS. T12M T12M Chart Title 60% 57% 52% 48% 50% 43% 40% 30% 20% 10% 0% US Investors Offshore Investors U.S. Investors Offshore Investors Q120 Trailing 12M PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 12 ©2020 Grayscale Investments, LLCQ1 | 2020 Investor Profiles Institutional investors, primarily hedge funds, continued to be the primary source of invest- ment capital in 1Q20 (88%), with an even higher share than T12M (79%). Digital Asset Investment FIGURE 17: GRAYSCALE INVESTOR PROFILE BY SEGMENT 1Q20 Report 1Q20 VS. T12M T12M 88% 79% 13% 6% 5% 4% 3% 2% Institutional Accredited Retirement Family Investors Individuals Accounts Offices The geographic source of new investment capital this quarter was more heavily weighted to offshore investors, while historically it has been roughly split between U.S. and offshore investors. 1Q20 FIGURE 18: GRAYSCALE INVESTOR PROFILE BY GEOGRAPHY 1Q20 VS. T12M T12M Chart Title 60% 57% 52% 48% 50% 43% 40% 30% 20% 10% 0% US Investors Offshore Investors U.S. Investors Offshore Investors Q120 Trailing 12M PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 12 ©2020 Grayscale Investments, LLC

Q1 | 2020 Conclusion Amidst a quarter characterized by significant broad-based volatility, demand for Grayscale products continued to grow, and did so at a record pace. Investors are tactically using drawdowns to increase their exposure to the asset class, even in a Digital Asset Investment “riskoff” environment. Our institutional investor segment also continued to expand, Report a trend that could gain additional momentum as legacy financial institutions reinforce the investment thesis for the asset class. Additionally, as existing investors allocate to multiple products, the investment community should monitor the expansion of increased demand for diversification within the asset class. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 13 ©2020 Grayscale Investments, LLCQ1 | 2020 Conclusion Amidst a quarter characterized by significant broad-based volatility, demand for Grayscale products continued to grow, and did so at a record pace. Investors are tactically using drawdowns to increase their exposure to the asset class, even in a Digital Asset Investment “riskoff” environment. Our institutional investor segment also continued to expand, Report a trend that could gain additional momentum as legacy financial institutions reinforce the investment thesis for the asset class. Additionally, as existing investors allocate to multiple products, the investment community should monitor the expansion of increased demand for diversification within the asset class. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 13 ©2020 Grayscale Investments, LLC

Q1 | 2020 ® About Grayscale Investments Grayscale Investments is the world’s largest digital currency asset manager, with more Digital Asset than $2.2B in assets under management as of March 31, 2020. Through its family of 10 Investment investment products, Grayscale provides access and exposure to the digital currency Report asset class in the form of a traditional security without the challenges of buying, storing, and safekeeping digital currencies directly. With a proven track record and unrivaled experience, Grayscale’s products operate within existing regulatory frameworks, creating secure and compliant exposure for investors. For more information, please visit www.grayscale.co and follow @GrayscaleInvest. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 14 ©2020 Grayscale Investments, LLCQ1 | 2020 ® About Grayscale Investments Grayscale Investments is the world’s largest digital currency asset manager, with more Digital Asset than $2.2B in assets under management as of March 31, 2020. Through its family of 10 Investment investment products, Grayscale provides access and exposure to the digital currency Report asset class in the form of a traditional security without the challenges of buying, storing, and safekeeping digital currencies directly. With a proven track record and unrivaled experience, Grayscale’s products operate within existing regulatory frameworks, creating secure and compliant exposure for investors. For more information, please visit www.grayscale.co and follow @GrayscaleInvest. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 14 ©2020 Grayscale Investments, LLC

Q1 | 2020

Digital Asset Investment Report

Non-GAAP Measures

"Assets under management" (AUM), "inflows", "total investment" and "average weekly investment" are calculated using the Digital Asset Reference Rate for each Grayscale Product, which are not measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). The net asset value of each Product determined on a GAAP basis is referred to in this Report as "NAV."

Each Product's digital assets are carried, for financial statement purposes, at fair value, as required by GAAP. Each Product determines the fair value of the digital assets it holds based on the price provided by the applicable Digital Asset Exchange that the relevant Product considers its principal market as of 4:00 p.m., New York time, on the valuation date. The cost basis of investments in the applicable digital asset recorded by the applicable Product is the fair value of such digital asset, as determined by such Product, at 4:00 p.m., New York time, on the date of transfer to such Product by the Authorized Participant based on the creation Baskets. The cost basis recorded by a Product may differ from proceeds collected by the Authorized Participant from the sale of each Product's Share to investors.

Each Product's investment objective is for its Shares (based on digital assets per Share) to reflect the value of the digital assets held by it, as determined by reference to the applicable Digital Asset Reference Rate, less such Product's expenses and other liabilities. There are two types of Digital Asset Reference Rates used by the Products: (i) a volume-weighted average price in U.S. dollars of the digital assets held by a Product for the immediately preceding 24-hour period as of 4:00 p.m., New York time, on each business day (each, a "VWAP Price") and (ii) a volume-weighted index price calculated by applying a weighting algorithm to the price and trading volume data of a digital asset for the immediately preceding 24-hour period as of 4:00 p.m., New York time (each, an "Index Price"), in each case as derived from data collected from the Digital Asset Exchanges trading such digital asset selected by TradeBlock, Inc. (the "Reference Rate Provider"). Grayscale believes that calculating the Digital Asset Reference Rates in this manner mitigates the impact of anomalistic or manipulative trading that may occur on any single digital asset exchange, and as such, provides a more reliable price for the relevant digital asset.

Each Product's AUM is calculated my multiplying such Product's assets (other than U.S. dollars or other fiat currency), less expenses and other liabilities, by the relevant Digital Asset Reference Rate, and as a result, it is not calculated in accordance with GAAP. Investments are calculated by multiplying the number of digital assets received each day as part of the creation process by that day's Index Price. Total investment amounts reflect total capital raised using this non-GAAP methodology during the periods presented in the report. Average weekly investments reflect the average of the capital amounts raised using this non-GAAP methodology over the number of weeks in those respective periods.

The following tables show the Grayscale Bitcoin Trust's total investments and average weekly investments using the GAAP cost basis of such investments during the periods shown below as well as the price of Bitcoin on Grayscale Bitcoin Trust's principal market, the Digital Asset Reference Rate used by the Trust and the Grayscale Bitcoin Trust's AUM using the principal market price and Digital Asset Reference Rate.

Grayscale Bitcoin Trust *(in millions)*	For the Quarter Ended				Trailing 12-Month
	6/30/2019	9/30/2019	12/31/2019	3/31/2020	3/31/2020
Total Investment	$64.6	$164.1	$192.2	$389.4	$810.3
Average Weekly Investment	$5.4	$12.6	$14.8	$30.0	$15.6

(AUM denominated in millions)	For the Quarter Ended			
	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Price of Bitcoin on principal market[1]	$11,237.68	$8,283.71	$7,145.00	$6,474.20
AUM using principal market price	$2,533.3	$1,976.9	$1,866.2	$1,972.2
Digital Asset Reference Rate[2]	$11,364.93	$8,065.08	$7,200.71	$6,466.48
AUM using Digital Asset Reference Rate	$2,599.8	$1,924.7	$1,880.8	$1,969.9

1. The Trust performed an assessment of the principal market at December 31, 2019, 2018 and 2017, respectively, and identified the principal market as Coinbase Pro.
2. Digital Asset Reference Rate means Bitcoin Index Price as defined in Grayscale Bitcoin Trust's reports filed pursuant to the Securities Exchange Act of 1934, as amended.

©2020 Grayscale Investments, LLC

PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 15

Q1 | 2020 Important Disclosures & Other Information ©Grayscale Investments, LLC. All content is original and has been researched and produced by Grayscale Investments, LLC (“Grayscale”) unless otherwise stated herein. No part of this content may Digital Asset be reproduced in any form, or referred to in any other publication, without the express consent of Investment Grayscale. Report This report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to sell or buy any security in any jurisdiction where such an offer or solicitation would be illegal. There is not enough information contained in this report to make an investment decision and any information contained herein should not be used as a basis for this purpose. This report does not constitute a recommendation or take into account the particular investment objectives, financial situations, or needs of investors. Investors are not to construe the contents of this report as legal, tax or investment advice, and should consult their own advisors concerning an investment in digital assets. The price and value of assets referred to in this research and the income from them may fluctuate. Past performance is not indicative of the future performance of any assets referred to herein. Fluctuations in exchange rates could have adverse effects on the value or price of, or income derived from, certain investments. Investors should be aware that Grayscale is the sponsor of Grayscale Bitcoin Trust (BTC), Grayscale Bitcoin Cash Trust (BCH), Grayscale Ethereum Trust (ETH), Grayscale Ethereum Classic Trust (ETC), Grayscale Litecoin Trust (LTC), Grayscale Horizen Trust (ZEN), Grayscale Stellar Lumens Trust (XLM), Grayscale XRP Trust (XRP) and Grayscale Zcash Trust (ZEC) (each, a “Trust”) and the manager of Grayscale Digital Large Cap Fund LLC (the “Fund”). The Trusts and the Fund are collectively referred to herein as the “Products”. Any Product currently offering Share creations is referred to herein as an “Offered Product”. Information provided about an Offered Product is not intended to be, nor should it be construed or used as investment, tax or legal advice, and prospective investors should consult their own advisors concerning an investment in such Offered Product. This report does not constitute an offer to sell or the solicitation of an offer to buy interests in any of the Products. Any offer or solicitation of an investment in a Product may be made only by delivery of such Product’s confidential offering documents (the “Offering Documents”) to qualified accredited investors (as defined under Rule 501(a) of Regulation D of the U.S. Securities Act of 1933, as amended), which contain material information not contained herein and which supersede the information provided herein in its entirety. The Products are private investment vehicles. Shares of Grayscale Bitcoin Trust (BTC) and Grayscale Digital Large Cap Fund, which are only offered on a periodic basis, are publicly quoted under the symbols: GBTC and GDLCF, respectively. Except for Grayscale Bitcoin Trust (BTC), the Products are not subject to the same regulatory requirements as exchange traded funds or mutual funds, including the requirement to provide certain periodic and standardized pricing and valuation information to investors. The Products are not registered with the Securities and Exchange Commission (the “SEC”) (except for Grayscale Bitcoin Trust (BTC)), any state securities laws, or the U.S. Investment Company Act of 1940, as amended. There are substantial risks in investing in one or more Products. Any interests in each Product described herein have not been recommended by any U.S. federal or state, or non-U.S., securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on Grayscale’s views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements that are forward-looking by reason of context, the words “may, will, should, could, can, expects, plans, intends, anticipates, believes, estimates, predicts, potential, projected, or continue” and similar expressions identify forward-looking statements. Grayscale assumes no obligation to update any forward-looking statements contained herein and you should not place undue reliance on such statements, which speak only as of the date hereof. Although Grayscale has taken reasonable care to ensure that the information contained herein is accurate, no representation or warranty (including liability towards third parties), expressed or implied, is made by Grayscale as to its accuracy, reliability or completeness. You should not make any investment decisions based on these estimates and forward-looking statements. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 16 ©2020 Grayscale Investments, LLCQ1 | 2020 Important Disclosures & Other Information ©Grayscale Investments, LLC. All content is original and has been researched and produced by Grayscale Investments, LLC (“Grayscale”) unless otherwise stated herein. No part of this content may Digital Asset be reproduced in any form, or referred to in any other publication, without the express consent of Investment Grayscale. Report This report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to sell or buy any security in any jurisdiction where such an offer or solicitation would be illegal. There is not enough information contained in this report to make an investment decision and any information contained herein should not be used as a basis for this purpose. This report does not constitute a recommendation or take into account the particular investment objectives, financial situations, or needs of investors. Investors are not to construe the contents of this report as legal, tax or investment advice, and should consult their own advisors concerning an investment in digital assets. The price and value of assets referred to in this research and the income from them may fluctuate. Past performance is not indicative of the future performance of any assets referred to herein. Fluctuations in exchange rates could have adverse effects on the value or price of, or income derived from, certain investments. Investors should be aware that Grayscale is the sponsor of Grayscale Bitcoin Trust (BTC), Grayscale Bitcoin Cash Trust (BCH), Grayscale Ethereum Trust (ETH), Grayscale Ethereum Classic Trust (ETC), Grayscale Litecoin Trust (LTC), Grayscale Horizen Trust (ZEN), Grayscale Stellar Lumens Trust (XLM), Grayscale XRP Trust (XRP) and Grayscale Zcash Trust (ZEC) (each, a “Trust”) and the manager of Grayscale Digital Large Cap Fund LLC (the “Fund”). The Trusts and the Fund are collectively referred to herein as the “Products”. Any Product currently offering Share creations is referred to herein as an “Offered Product”. Information provided about an Offered Product is not intended to be, nor should it be construed or used as investment, tax or legal advice, and prospective investors should consult their own advisors concerning an investment in such Offered Product. This report does not constitute an offer to sell or the solicitation of an offer to buy interests in any of the Products. Any offer or solicitation of an investment in a Product may be made only by delivery of such Product’s confidential offering documents (the “Offering Documents”) to qualified accredited investors (as defined under Rule 501(a) of Regulation D of the U.S. Securities Act of 1933, as amended), which contain material information not contained herein and which supersede the information provided herein in its entirety. The Products are private investment vehicles. Shares of Grayscale Bitcoin Trust (BTC) and Grayscale Digital Large Cap Fund, which are only offered on a periodic basis, are publicly quoted under the symbols: GBTC and GDLCF, respectively. Except for Grayscale Bitcoin Trust (BTC), the Products are not subject to the same regulatory requirements as exchange traded funds or mutual funds, including the requirement to provide certain periodic and standardized pricing and valuation information to investors. The Products are not registered with the Securities and Exchange Commission (the “SEC”) (except for Grayscale Bitcoin Trust (BTC)), any state securities laws, or the U.S. Investment Company Act of 1940, as amended. There are substantial risks in investing in one or more Products. Any interests in each Product described herein have not been recommended by any U.S. federal or state, or non-U.S., securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on Grayscale’s views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements that are forward-looking by reason of context, the words “may, will, should, could, can, expects, plans, intends, anticipates, believes, estimates, predicts, potential, projected, or continue” and similar expressions identify forward-looking statements. Grayscale assumes no obligation to update any forward-looking statements contained herein and you should not place undue reliance on such statements, which speak only as of the date hereof. Although Grayscale has taken reasonable care to ensure that the information contained herein is accurate, no representation or warranty (including liability towards third parties), expressed or implied, is made by Grayscale as to its accuracy, reliability or completeness. You should not make any investment decisions based on these estimates and forward-looking statements. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 16 ©2020 Grayscale Investments, LLC

Q1 | 2020 Note On Hypothetical Simulated Performance Results HYPOTHETICAL SIMULATED PERFORMANCE RESULTS HAVE CERTAIN INHERENT LIMITATIONS. There is no guarantee that the market conditions during the past period will be present in the future. Rather, it is most likely that the future market conditions will differ significantly from those of this past period, which could have a materially adverse impact on future returns. Unlike an actual performance Digital Asset record, simulated results do not represent actual trading or the costs of managing the portfolio. Also, Investment since the trades have not actually been executed, the results may have under or over compensated for Report the impact, if any, of certain market factors, such as lack of liquidity. Simulated trading programs in general are also subject to the fact that they are designed with the benefit of hindsight. NO REPRESENTATION IS BEING MADE THAT ANY ACCOUNT WILL OR IS LIKELY TO ACHIEVE PROFITS OR LOSSES SIMILAR TO THOSE SHOWN. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The hypothetical simulated performance results are based on a model that used inputs that are based on assumptions about a variety of conditions and events and provides hypothetical not actual results. As with all mathematical models, results may vary significantly depending upon the value of the inputs given, so that a relatively minor modification of any assumption may have a significant impact on the result. Among other things, the hypothetical simulated performance calculations do not take into account all aspects of the applicable asset’s characteristics under certain conditions, including characteristics that can have a significant impact on the results. Further, in evaluating the hypothetical simulated performance results herein, each prospective investor should understand that not all of the hypothetical assumptions used in the model are described herein, and conditions and events that are not accounted for by the model may have a significant adverse effect on the performance of the assets described herein. Prospective investors should consider whether the behavior of these assets should be tested based on different and/or additional assumptions from those included in the information herein. IN ADDITION TO OTHER DIFFERENCES, PROSPECTIVE INVESTORS IN A PRODUCT SHOULD NOTE THE FOLLOWING POTENTIALLY SIGNIFICANT DIFFERENCES BETWEEN THE ASSUMPTIONS MADE IN THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS INCLUDED HEREIN AND THE CONDITIONS UNDER WHICH A PRODUCT WILL PERFORM, WHICH COULD CAUSE THE ACTUAL RETURN OF SUCH PRODUCT TO DIFFER CONSIDERABLY FROM RETURNS SET FORTH BY THE HYPOTHETICAL SIMULATED PERFORMANCE, TO BE MATERIALLY LOWER THAN THE RETURNS AND TO RESULT IN LOSSES OF SOME OR ALL OF THE INVESTMENT BY PROSPECTIVE INVESTORS: FOR EXAMPLE, EACH TRUST WILL HOLD ONLY ONE DIGITAL ASSET, WHEREAS THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS ARE INTENDED TO SHOW HYPOTHETICAL PERFORMANCE OF AN INVESTMENT MULTIPLE DIGITAL ASSETS. IN ADDITION, THE GENERAL MARKET DATA USED IN THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS DO NOT REFLECT ACTUAL TRADING ACTIVITY AND COULD NOT BE REPLICATED BY A PRODUCT IN ITS ACTUAL TRANSACTIONS. If actual trading activity was executed at levels that differed significantly from the general market data used in the hypothetical simulated performance, the actual returns achieved would have varied considerably from the results of the hypothetical simulated performances and could have been substantially lower and could result in significant losses. IN ADDITION, THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS DO NOT ASSUME ANY GAINS OR LOSSES FROM TRADING AND THEREFORE DO NOT REFLECT THE POTENTIAL LOSSES, COSTS AND RISKS POSED BY TRADING AND HOLDING ACTUAL ASSETS. The hypothetical simulated performance results do not reflect the impact the market conditions may have had upon a Product were it in existence during the historical period selected. The hypothetical simulated performance results do not reflect any fees incurred by a Product. If such amounts had been included in the hypothetical simulated performance, the results would have been lowered. AS A RESULT OF THESE AND OTHER DIFFERENCES, THE ACTUAL RETURNS OF A PRODUCT MAY BE HIGHER OR LOWER THAN THE RETURNS SET FORTH IN THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS, WHICH ARE HYPOTHETICAL AND MAY NEVER BE ACHIEVED. Reasons for a deviation may also include, but are by no means limited to, changes in regulatory and/or tax law, generally unfavorable market conditions and the Risk Factors set forth below. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 17 ©2020 Grayscale Investments, LLCQ1 | 2020 Note On Hypothetical Simulated Performance Results HYPOTHETICAL SIMULATED PERFORMANCE RESULTS HAVE CERTAIN INHERENT LIMITATIONS. There is no guarantee that the market conditions during the past period will be present in the future. Rather, it is most likely that the future market conditions will differ significantly from those of this past period, which could have a materially adverse impact on future returns. Unlike an actual performance Digital Asset record, simulated results do not represent actual trading or the costs of managing the portfolio. Also, Investment since the trades have not actually been executed, the results may have under or over compensated for Report the impact, if any, of certain market factors, such as lack of liquidity. Simulated trading programs in general are also subject to the fact that they are designed with the benefit of hindsight. NO REPRESENTATION IS BEING MADE THAT ANY ACCOUNT WILL OR IS LIKELY TO ACHIEVE PROFITS OR LOSSES SIMILAR TO THOSE SHOWN. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The hypothetical simulated performance results are based on a model that used inputs that are based on assumptions about a variety of conditions and events and provides hypothetical not actual results. As with all mathematical models, results may vary significantly depending upon the value of the inputs given, so that a relatively minor modification of any assumption may have a significant impact on the result. Among other things, the hypothetical simulated performance calculations do not take into account all aspects of the applicable asset’s characteristics under certain conditions, including characteristics that can have a significant impact on the results. Further, in evaluating the hypothetical simulated performance results herein, each prospective investor should understand that not all of the hypothetical assumptions used in the model are described herein, and conditions and events that are not accounted for by the model may have a significant adverse effect on the performance of the assets described herein. Prospective investors should consider whether the behavior of these assets should be tested based on different and/or additional assumptions from those included in the information herein. IN ADDITION TO OTHER DIFFERENCES, PROSPECTIVE INVESTORS IN A PRODUCT SHOULD NOTE THE FOLLOWING POTENTIALLY SIGNIFICANT DIFFERENCES BETWEEN THE ASSUMPTIONS MADE IN THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS INCLUDED HEREIN AND THE CONDITIONS UNDER WHICH A PRODUCT WILL PERFORM, WHICH COULD CAUSE THE ACTUAL RETURN OF SUCH PRODUCT TO DIFFER CONSIDERABLY FROM RETURNS SET FORTH BY THE HYPOTHETICAL SIMULATED PERFORMANCE, TO BE MATERIALLY LOWER THAN THE RETURNS AND TO RESULT IN LOSSES OF SOME OR ALL OF THE INVESTMENT BY PROSPECTIVE INVESTORS: FOR EXAMPLE, EACH TRUST WILL HOLD ONLY ONE DIGITAL ASSET, WHEREAS THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS ARE INTENDED TO SHOW HYPOTHETICAL PERFORMANCE OF AN INVESTMENT MULTIPLE DIGITAL ASSETS. IN ADDITION, THE GENERAL MARKET DATA USED IN THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS DO NOT REFLECT ACTUAL TRADING ACTIVITY AND COULD NOT BE REPLICATED BY A PRODUCT IN ITS ACTUAL TRANSACTIONS. If actual trading activity was executed at levels that differed significantly from the general market data used in the hypothetical simulated performance, the actual returns achieved would have varied considerably from the results of the hypothetical simulated performances and could have been substantially lower and could result in significant losses. IN ADDITION, THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS DO NOT ASSUME ANY GAINS OR LOSSES FROM TRADING AND THEREFORE DO NOT REFLECT THE POTENTIAL LOSSES, COSTS AND RISKS POSED BY TRADING AND HOLDING ACTUAL ASSETS. The hypothetical simulated performance results do not reflect the impact the market conditions may have had upon a Product were it in existence during the historical period selected. The hypothetical simulated performance results do not reflect any fees incurred by a Product. If such amounts had been included in the hypothetical simulated performance, the results would have been lowered. AS A RESULT OF THESE AND OTHER DIFFERENCES, THE ACTUAL RETURNS OF A PRODUCT MAY BE HIGHER OR LOWER THAN THE RETURNS SET FORTH IN THE HYPOTHETICAL SIMULATED PERFORMANCE RESULTS, WHICH ARE HYPOTHETICAL AND MAY NEVER BE ACHIEVED. Reasons for a deviation may also include, but are by no means limited to, changes in regulatory and/or tax law, generally unfavorable market conditions and the Risk Factors set forth below. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 17 ©2020 Grayscale Investments, LLC

Q1 | 2020 Certain Risk Factors Each Product is a private, unregistered investment vehicle and not subject to the same regulatory requirements as exchange traded funds or mutual funds, including the requirement to provide certain periodic and standardized pricing and valuation information to investors. There are substantial risks in investing in a Product or in digital assets directly, including but not limited to: Digital Asset Investment • PRICE VOLATILITY Report Digital assets have historically experienced significant intraday and long-term price swings. In addition, none of the Products currently operates a redemption program and may halt creations from time to time or, in the case of Grayscale Bitcoin Trust (BTC) and Grayscale Digital Large Cap Fund, periodically. There can be no assurance that the value of the common units of fractional undivided beneficial interest (“Shares”) of any Product will approximate the value of the digital assets held by such Product and such Shares may trade at a substantial premium over or discount to the value of the digital assets held by such Product. At this time, none of the Products is operating a redemption program and therefore Shares are not redeemable by any Product. Subject to receipt of regulatory approval from the SEC and approval by Grayscale, in its sole discretion, any Product may in the future operate a redemption program. Because none of the Products believes that the SEC would, at this time, entertain an application for the waiver of rules needed in order to operate an ongoing redemption program, none of the Products currently has any intention of seeking regulatory approval from the SEC to operate an ongoing redemption program. • MARKET ADOPTION It is possible that digital assets generally or any digital asset in particular will never be broadly adopted by either the retail or commercial marketplace, in which case, one or more digital assets may lose most, if not all, of its value. • GOVERNMENT REGULATION The regulatory framework of digital assets remains unclear and application of existing regulations and/or future restrictions by federal and state authorities may have a significant impact on the value of digital assets. • SECURITY While each Product has implemented security measures for the safe storage of its digital assets, there have been significant incidents of digital asset theft and digital assets remains a potential target for hackers. Digital assets that are lost or stolen cannot be replaced, as transactions are irrevocable. • TAX TREATMENT OF VIRTUAL CURRENCY For U.S. federal income tax purposes, Digital Large Cap Fund will be a passive foreign investment company (a “PFIC”) and, in certain circumstances, may be a controlled foreign corporation (a “CFC”). Digital Large Cap Fund will make available a PFIC Annual Information Statement that will include information required to permit each eligible shareholder to make a “qualified electing fund” election (a “QEF Election”) with respect to Digital Large Cap Fund. Each of the other Products intends to take the position that it is a grantor trust for U.S. federal income tax purposes. Assuming that a Product is properly treated as a grantor trust, Shareholders of that Product generally will be treated as if they directly owned their respective pro rata shares of the underlying assets held in the Product, directly received their respective pro rata shares of the Product’s income and directly incurred their respective pro rata shares of the Product ’s expenses. Most state and local tax authorities follow U.S. income tax rules in this regard. Prospective investors should discuss the tax consequences of an investment in a Product with their tax advisors. • NO SHAREHOLDER CONTROL Grayscale, as sponsor of each Trust and the manager of the Fund, has total authority over the Trusts and the Fund and shareholders’ rights are extremely limited. • LACK OF LIQUIDITY AND TRANSFER RESTRICTIONS An investment in a Product will be illiquid and there will be significant restrictions on transferring interests in such Product. The Products are not registered with the SEC, any state securities laws, or the U.S. Investment Company Act of 1940, as amended, and the Shares of each Product are PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 18 ©2020 Grayscale Investments, LLCQ1 | 2020 Certain Risk Factors Each Product is a private, unregistered investment vehicle and not subject to the same regulatory requirements as exchange traded funds or mutual funds, including the requirement to provide certain periodic and standardized pricing and valuation information to investors. There are substantial risks in investing in a Product or in digital assets directly, including but not limited to: Digital Asset Investment • PRICE VOLATILITY Report Digital assets have historically experienced significant intraday and long-term price swings. In addition, none of the Products currently operates a redemption program and may halt creations from time to time or, in the case of Grayscale Bitcoin Trust (BTC) and Grayscale Digital Large Cap Fund, periodically. There can be no assurance that the value of the common units of fractional undivided beneficial interest (“Shares”) of any Product will approximate the value of the digital assets held by such Product and such Shares may trade at a substantial premium over or discount to the value of the digital assets held by such Product. At this time, none of the Products is operating a redemption program and therefore Shares are not redeemable by any Product. Subject to receipt of regulatory approval from the SEC and approval by Grayscale, in its sole discretion, any Product may in the future operate a redemption program. Because none of the Products believes that the SEC would, at this time, entertain an application for the waiver of rules needed in order to operate an ongoing redemption program, none of the Products currently has any intention of seeking regulatory approval from the SEC to operate an ongoing redemption program. • MARKET ADOPTION It is possible that digital assets generally or any digital asset in particular will never be broadly adopted by either the retail or commercial marketplace, in which case, one or more digital assets may lose most, if not all, of its value. • GOVERNMENT REGULATION The regulatory framework of digital assets remains unclear and application of existing regulations and/or future restrictions by federal and state authorities may have a significant impact on the value of digital assets. • SECURITY While each Product has implemented security measures for the safe storage of its digital assets, there have been significant incidents of digital asset theft and digital assets remains a potential target for hackers. Digital assets that are lost or stolen cannot be replaced, as transactions are irrevocable. • TAX TREATMENT OF VIRTUAL CURRENCY For U.S. federal income tax purposes, Digital Large Cap Fund will be a passive foreign investment company (a “PFIC”) and, in certain circumstances, may be a controlled foreign corporation (a “CFC”). Digital Large Cap Fund will make available a PFIC Annual Information Statement that will include information required to permit each eligible shareholder to make a “qualified electing fund” election (a “QEF Election”) with respect to Digital Large Cap Fund. Each of the other Products intends to take the position that it is a grantor trust for U.S. federal income tax purposes. Assuming that a Product is properly treated as a grantor trust, Shareholders of that Product generally will be treated as if they directly owned their respective pro rata shares of the underlying assets held in the Product, directly received their respective pro rata shares of the Product’s income and directly incurred their respective pro rata shares of the Product ’s expenses. Most state and local tax authorities follow U.S. income tax rules in this regard. Prospective investors should discuss the tax consequences of an investment in a Product with their tax advisors. • NO SHAREHOLDER CONTROL Grayscale, as sponsor of each Trust and the manager of the Fund, has total authority over the Trusts and the Fund and shareholders’ rights are extremely limited. • LACK OF LIQUIDITY AND TRANSFER RESTRICTIONS An investment in a Product will be illiquid and there will be significant restrictions on transferring interests in such Product. The Products are not registered with the SEC, any state securities laws, or the U.S. Investment Company Act of 1940, as amended, and the Shares of each Product are PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 18 ©2020 Grayscale Investments, LLC

Q1 | 2020 being offered in a private placement pursuant to Rule 506(c) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). As a result, the Shares of each Product are restricted Shares and are subject to a one-year holding period in accordance with Rule 144 under the Securities Act. In addition, none of the Products currently operates a redemption program. Because of the one-year holding period and the lack of an ongoing redemption program, Shares should not be purchased by any investor who is not willing and able to bear the risk of Digital Asset investment and lack of liquidity for at least one year. No assurances are given that after the one Investment year holding period, there will be any market for the resale of Shares of any Product, or, if there is Report such a market, as to the price at such Shares may be sold into such a market. • POTENTIAL RELIANCE ON THIRD-PARTY MANAGEMENT; CONFLICTS OF INTEREST Products and their sponsors or managers and advisors may rely on the trading expertise and experience of third-party sponsors, managers or advisors, the identity of which may not be fully disclosed to investors. The Products and their sponsors or managers and advisors and agents may be subject to various conflicts of interest. • FEES AND EXPENSES Each Product’s fees and expenses (which may be substantial regardless of any returns on investment) will offset each Product’s trading profits. Additional General Disclosures Investors must have the financial ability, sophistication/experience and willingness to bear the risks of an investment. This document is intended for those with an in-depth understanding of the high risk nature of investments in digital assets and these investments may not be suitable for you. This document may not be distributed in either excerpts or in its entirety beyond its intended audience and the Products and Grayscale will not be held responsible if this document is used or is distributed beyond its initial recipient or if it is used for any unintended purpose. The Products and Grayscale do not: make recommendations to purchase or sell specific securities; provide investment advisory services; or conduct a general retail business. None of the Products or Grayscale, its affiliates, nor any of its directors, officers, employees or agents shall have any liability, howsoever arising, for any error or incompleteness of fact or opinion in it or lack of care in its preparation or publication, provided that this shall not exclude liability to the extent that this is impermissible under applicable securities laws. The logos, graphics, icons, trademarks, service marks and headers for each Product and Grayscale appearing herein are service marks, trademarks (whether registered or not) and/or trade dress of Grayscale Investments, LLC. (the “Marks”). All other trademarks, company names, logos, service marks and/or trade dress mentioned, displayed, cited or otherwise indicated herein (“Third Party Marks”) are the sole property of their respective owners. The Marks or the Third Party Marks may not be copied, downloaded, displayed, used as metatags, misused, or otherwise exploited in any manner without the prior express written permission of the relevant Product and Grayscale or the owner of such Third Party Mark. The above summary is not a complete list of the risks and other important disclosures involved in investing in any Product or digital assets and is subject to the more complete disclosures contained in each Product’s Offering Documents, which must be reviewed carefully. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 19 ©2020 Grayscale Investments, LLCQ1 | 2020 being offered in a private placement pursuant to Rule 506(c) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). As a result, the Shares of each Product are restricted Shares and are subject to a one-year holding period in accordance with Rule 144 under the Securities Act. In addition, none of the Products currently operates a redemption program. Because of the one-year holding period and the lack of an ongoing redemption program, Shares should not be purchased by any investor who is not willing and able to bear the risk of Digital Asset investment and lack of liquidity for at least one year. No assurances are given that after the one Investment year holding period, there will be any market for the resale of Shares of any Product, or, if there is Report such a market, as to the price at such Shares may be sold into such a market. • POTENTIAL RELIANCE ON THIRD-PARTY MANAGEMENT; CONFLICTS OF INTEREST Products and their sponsors or managers and advisors may rely on the trading expertise and experience of third-party sponsors, managers or advisors, the identity of which may not be fully disclosed to investors. The Products and their sponsors or managers and advisors and agents may be subject to various conflicts of interest. • FEES AND EXPENSES Each Product’s fees and expenses (which may be substantial regardless of any returns on investment) will offset each Product’s trading profits. Additional General Disclosures Investors must have the financial ability, sophistication/experience and willingness to bear the risks of an investment. This document is intended for those with an in-depth understanding of the high risk nature of investments in digital assets and these investments may not be suitable for you. This document may not be distributed in either excerpts or in its entirety beyond its intended audience and the Products and Grayscale will not be held responsible if this document is used or is distributed beyond its initial recipient or if it is used for any unintended purpose. The Products and Grayscale do not: make recommendations to purchase or sell specific securities; provide investment advisory services; or conduct a general retail business. None of the Products or Grayscale, its affiliates, nor any of its directors, officers, employees or agents shall have any liability, howsoever arising, for any error or incompleteness of fact or opinion in it or lack of care in its preparation or publication, provided that this shall not exclude liability to the extent that this is impermissible under applicable securities laws. The logos, graphics, icons, trademarks, service marks and headers for each Product and Grayscale appearing herein are service marks, trademarks (whether registered or not) and/or trade dress of Grayscale Investments, LLC. (the “Marks”). All other trademarks, company names, logos, service marks and/or trade dress mentioned, displayed, cited or otherwise indicated herein (“Third Party Marks”) are the sole property of their respective owners. The Marks or the Third Party Marks may not be copied, downloaded, displayed, used as metatags, misused, or otherwise exploited in any manner without the prior express written permission of the relevant Product and Grayscale or the owner of such Third Party Mark. The above summary is not a complete list of the risks and other important disclosures involved in investing in any Product or digital assets and is subject to the more complete disclosures contained in each Product’s Offering Documents, which must be reviewed carefully. PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 19 ©2020 Grayscale Investments, LLC

Q1 | 2020 Digital Asset Investment Report General Inquiries: info@grayscale.co Address: 250 Park Ave S 5th floor, New York, NY 10003 Phone: (212) 668-1427 @GrayscaleInvest PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 20 ©2020 Grayscale Investments, LLCQ1 | 2020 Digital Asset Investment Report General Inquiries: info@grayscale.co Address: 250 Park Ave S 5th floor, New York, NY 10003 Phone: (212) 668-1427 @GrayscaleInvest PLEASE REVIEW IMPORTANT DISCLOSURES & OTHER INFORMATION AT THE END OF THIS REPORT. 20 ©2020 Grayscale Investments, LLC